                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Tax Free High Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen Florida Insured Tax Free Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                        Van Kampen Strategic Income Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                    Van Kampen Equity Trust II
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Prime Rate Income Trust
                    Van Kampen Senior Floating Rate Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity Income Fund
                    Van Kampen Exchange Fund
                    The Explorer Institutional Trust
                          Explorer Institutional Active Core Fund
                          Explorer Institutional Limited Duration Fund

                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Global Managed Assets Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Asset Allocation Portfolio
                        Comstock Portfolio
                        Domestic Income Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Global Equity Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                        Strategic Stock Portfolio
                        Morgan Stanley Real Estate Securities Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen U.S. Government Trust for Income
                    Van Kampen World Portfolio Series Trust
                        Van Kampen Global Government Securities Fund
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Asian Growth Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Equity Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Equity Fund
                        Van Kampen Global Fixed Income Fund
                        Van Kampen Global Franchise Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen High Yield & Total Return Fund
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Latin American Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Value Fund
                        Van Kampen Worldwide High Income Fund


* Funds that have not commenced investment operations.

Insured Municipals Income Trust                                           Series 419
FLORIDA INSURED MUNICIPALS INCOME TRUST                                   SERIES 129
MICHIGAN INSURED MUNICIPALS INCOME TRUST                                  SERIES 160
New York Insured Municipals Income Trust                                  Series 149
THE DOW(SM) STRATEGIC 10 TRUST                                            February 2000
                                                                          SERIES
THE DOW(SM) STRATEGIC 10 TRUST                                            February 2000
                                                                          TRADITIONAL
                                                                          SERIES
THE DOW(SM) STRATEGIC 5 TRUST                                             February 2000
                                                                          SERIES
THE DOW(SM) STRATEGIC 5 TRUST                                             February 2000
                                                                          TRADITIONAL
                                                                          SERIES
EAFE STRATEGIC 20 TRUST                                                   February 2000
                                                                          SERIES
STRATEGIC PICKS OPPORTUNITY TRUST                                         February 2000
                                                                          SERIES
NASDAQ Strategic 10 Trust                                                 February 2000 Series
Dow 30 Index Trust                                                        Series 9
Dow & Tech Strategic 10 Trust                                             Series 3/00
Global Energy Trust                                                       Series 12
Financial Institutions Trust                                              Series 3a
Financial Institutions Trust                                              Series 3b
Edward Jones Select Growth Trust                                          February 2000
                                                                          Series
Internet Trust                                                            Series 19A
Internet Trust                                                            Series 19B
Morgan Stanley High-Technology 35 Index Trust                             Series 11A
Morgan Stanley High-Technology 35 Index Trust                             Series 11B
Pharmaceutical Trust                                                      Series 9A
Pharmaceutical Trust                                                      Series 9B
Telecommunications & Bandwidth Trust                                      Series 9A
Telecommunications and Bandwidth Trust                                    Series 9B
Semi-Conductor Trust                                                      Series 1A
Semi-Conductor Trust                                                      Series 1B
Global  Wireless Trust                                                    Series 2A
Global  Wireless Trust                                                    Series 2B
Roaring 2000s Trust                                                       Series 5a
Roaring 2000s Trust                                                       Series 5b
Roaring 2000s Trust Traditional                                           Series 4
Software Trust                                                            Series 2A
Software Trust                                                            Series 2B
Natcity - Great American Equities Trust                                   Series 3
Natcity - Great American Value Trust                                      Series 1
Josephthal - The New Millennium Consumer Trust, Retail.com Portfolio      1